SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 17, 2011

WASHINGTON REAL ESTATE

INVESTMENT TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-6622	53-0261100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland 20852

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2011, shareholders approved amendments to the Declaration of Trust of Washington Real Estate Investment Trust (the “Company”) at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) and such amendments became effective. A detailed summary of the amendments to the Declaration of Trust, including the final amendment and restatement of the Declaration of Trust (the “Amended Declaration”), is set forth on pages 43-58 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2011 (the “2011 Proxy Statement”), and such summary is incorporated herein by reference. The summary of the amendments to the Company’s former Declaration of Trust in the 2011 Proxy Statement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Company’s former Declaration of Trust and the Amended Declaration, copies of which were filed as Appendix A and Appendix B, respectively, to the 2011 Proxy Statement and are incorporated by reference as exhibits to this Form 8-K.

On and effective May 17, 2011, the Board of Trustees of the Company also amended and restated the Company’s Bylaws. The following is a summary of changes effected by adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.3 hereto. In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to (i) clarify language, (ii) enhance consistency with Maryland law and New York Stock Exchange listing requirements, (iii) eliminate outdated provisions that are not typically included in modern bylaws of Maryland-formed REITs and that were derived from the Company’s former Declaration of Trust, and (iv) make various technical corrections and non-substantive changes. The Amended and Restated Bylaws are referred to herein as the “amended Bylaws.” The Bylaws as previously in effect are referred to herein as the “former Bylaws.”

Article II – Meetings of Shareholders

Procedures Governing Shareholder-Requested Special Meetings. The amended Bylaws clarify procedures for setting the time, date and place of special shareholders meetings.

Notice of Shareholders Meetings. The amended Bylaws provide that notices of shareholders meetings may be given by electronic notice.

Shareholder Voting Standards. The former Bylaws required that, except as expressly set forth in the Company’s Declaration of Trust, any matter requiring a vote of shareholders must be approved by a vote of the holders of a majority of shares. At the Annual Meeting, shareholders approved amendments to the Company’s Declaration of Trust, including an amendment to change the vote requirement to elect trustees. Accordingly, the amended Bylaws replace the former majority-of-shares standard with (i) a majority-of-votes-cast standard for the election of trustees in uncontested elections (with a new mandatory resignation policy included in the Company’s Corporate Governance Guidelines), (ii) a plurality standard for the election of trustees in contested elections and (iii) except as otherwise required by law or the Company’s Declaration of Trust, a majority-of-votes-cast standard for all other matters.

Advance Notice of Trustee Nominations and New Business Proposals from Shareholders. The amended Bylaws expand the information required to be disclosed by shareholders proposing to nominate a trustee or bring other business before a shareholders meeting to include the name and address of any person who contacted or was contacted by the shareholder giving the advance notice and, if requested by the Company, confirmation that the shareholder continues to intend to bring such nomination or other business proposal before the meeting. Also, the amended Bylaws clarify the timing of the advance notice period to conform to the 120-day notice period under the Federal proxy rules, as interpreted by the Securities and Exchange Commission.

Opt-out of the Maryland Control Share Acquisition Act. The amended Bylaws include a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by a person of the Company’s shares of beneficial interest.

Shareholder Action Without a Meeting. The amended Bylaws provide for shareholder action by less than unanimous written consent if the action is advised and submitted by the Board of Trustees to the shareholders for approval.

Article III – Board of Trustees

Trustees Holding Over. The amended Bylaws clarify that, in the case of failure to elect trustees, the trustees holding over shall continue to serve as trustees until their successors are duly elected and qualify.

Voting by Trustees. The amended Bylaws clarify that, if enough trustees have withdrawn from a duly constituted meeting to leave fewer than the number required to establish a quorum but the meeting is not adjourned, the action of the majority of the number of trustees necessary to constitute a quorum at the meeting is the action of the Board of Trustees, unless the concurrence of a greater proportion is required for such action by applicable law, the Declaration of Trust or another provision of the Bylaws.

Article IV – Committees of the Board of Trustees

Consent of Committees of the Board in Lieu of a Committee Meeting. The amended Bylaws permit the Finance Committee of the Board of Trustees to act by written consent by a majority of the members of such committee.

Article V – Officers

President. The amended Bylaws eliminate a requirement under the former Bylaws that the President be the “principal officer” of the Company, and provide that in the future the positions of President and Chief Executive Officer may be held by separate individuals.

Article VI – Contracts, Checks and Deposits

Contracts. The amended Bylaws provide that the Chief Executive Officer and the President may execute contracts or other documents in the ordinary course of the Company’s business.

Article VII – Shares

Share Certificates. The amended Bylaws provide expressly that a shareholder is not entitled to a share certificate, unless otherwise determined by the Board of Trustees, and include other revisions consistent with the Direct Registration System eligibility requirements of the New York Stock Exchange.

Fixing of Record Date. To conform to a recent change in Maryland law, the amended Bylaws clarify that a meeting of shareholders may be postponed or adjourned to a date not more than 120 days after the original record date, without the need to set a new record date.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders elected Edward S. Civera as a trustee in Class III of the Board of Trustees to serve until the Company’s 2014 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Civera received the following votes:

For	Against	Abstain	Broker Non-Votes
46,752,013	1,150,755	227,440	11,967,696

The Company’s shareholders also elected Terence C. Golden as a trustee in Class III of the Board of Trustees to serve until the Company’s 2014 Annual Meeting of Shareholders and until his successor is elected and qualifies. Mr. Golden received the following votes:

For	Against	Abstain	Broker Non-Votes
47,076,367	841,839	212,062	11,967,696

The Company’s shareholders also elected Wendelin A. White as a trustee in Class III of the Board of Trustees to serve until the Company’s 2014 Annual Meeting of Shareholders and until her successor is elected and qualifies. Ms. White received the following votes:

For	Against	Abstain	Broker Non-Votes
46,754,638	1,151,347	224,283	11,967,696

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
59,472,877	302,935	322,178	0

The Company’s shareholders approved an amendment to the Company’s Declaration of Trust to change the 70% supermajority vote requirement to amend certain sections of the Declaration of Trust to a majority of the votes entitled to be cast. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
58,261,095	1,345,130	491,738	0

The Company’s shareholders approved an amendment to the Company’s Declaration of Trust to change the vote requirement to elect trustees to a majority of the votes cast. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
58,753,946	872,134	471,910	0

The Company’s shareholders approved an amendment to the Company’s Declaration of Trust to update and modernize certain governance and other provisions of the Declaration of Trust. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
58,845,295	728,117	524,550	0

The Company’s shareholders approved an amendment to the Company’s Declaration of Trust to authorize 10 million preferred shares for possible future issuance by the Company. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
38,009,984	9,698,398	421,912	11,967,696

The Company’s shareholders approved, by nonbinding advisory vote, the compensation paid to the Company’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
46,326,746	1,236,956	565,916	11,967,696

The Company’s shareholders voted to recommend, by nonbinding advisory vote, the frequency with which the Company will hold future nonbinding advisory votes on the compensation paid to the Company’s named executive officers. This proposal received the following votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
40,158,740	701,670	6,707,786	562,098	11,967,696

The results reported above are final voting results.

ITEM 8.01	Other Events.

On May 17, 2011, the Board of Trustees approved an amendment to the Company’s Corporate Governance Guidelines to include a mandatory resignation policy in the event that an incumbent trustee fails to receive the required vote for re-election in accordance with the amended Bylaws. The foregoing summary of changes effected to the Company’s Corporate Governance Guidelines is qualified in its entirety by reference to the full text of the Corporate Governance Guidelines, a copy of which is filed as Exhibit 99.1 hereto.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

3.1	Former Declaration of Trust, as adopted on April 5, 1996 and as amended through December 1, 2009 (incorporated by reference to Exhibit A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2011).

3.2	Articles of Amendment and Restatement, effective as of May 17, 2011 (incorporated by reference to Exhibit B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2011).

3.3	Amended and Restated Bylaws of Washington Real Estate Investment Trust, as adopted on May 17, 2011.

99.1	Corporate Governance Guidelines of Washington Real Estate Investment Trust, as amended on May 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

By:	/s/ Laura M. Franklin
Laura M. Franklin

Executive Vice President Accounting,
Administration and Corporate Secretary

Date: May 23, 2011